UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(D) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2006
GAMETECH INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23401	33-0612983

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 Sandhill Road, Reno, Nevada 89521

(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (775) 850-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GAMETECH INTERNATIONAL, INC.
FORM 8-K
CURRENT REPORT
Item 2.02. Results of Operations and Financial Condition.
     On June 9, 2006, we issued a press release reporting financial results for the second quarter ended April 30, 2005. A copy of this press release, including information concerning forward looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 2.02.
     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
     We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(c)	Exhibits.

99.1	Press release from GameTech International, Inc. dated June 9, 2006 entitled “GameTech Reports Increased Profits for Second Quarter and Six Month Period Ended April 30, 2006”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2006	GAMETECH INTERNATIONAL, INC.
	By:	/s/ James C. Wilson
James C. Wilson
Chief Financial Officer, Secretary, and Treasurer

EXHIBIT INDEX

99.1	Press release from GameTech International, Inc. dated June 9, 2006 entitled “GameTech Reports Increased Profits for Second Quarter and Six Month Period Ended April 30, 2006”

4